Exhibit 10.2

ECO CONVERGENCE GROUP AS
2018 STOCK OPTION PLAN
Approved by the Eco Convergence Group AS shareholders' meeting on        June 2018.
Eco Convergence Group AS – Stock Option Plan

ECO CONVERGENCE GROUP AS
STOCK OPTION PLAN
1.    Definitions
    In addition to other terms defined herein, the following terms shall have the meanings given below:
(a)    Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.
(b)    Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws and as permitted under Code Section 409A (if and to the extent applicable).
(c)    Applicable Law or Applicable Laws means any applicable laws, rules or regulations (or similar guidance), including but not limited to any applicable Norwegian laws, the Securities Act, the Exchange Act and the Code.
(d)    Award means, individually or collectively, a grant under the Plan of an Option (in the form of an Incentive Option or a Nonqualified Option).
(e)    Award Agreement means an award agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to Shares or any other benefit underlying an Award, as may be established by the Administrator.
(f)    Board or Board of Directors means the Board of Directors of the Company.
(g)    Cause shall mean, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “cause” as defined under the Participant’s employment, consulting, confidentiality, noncompetition or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or if any such agreement does not define “cause”), then the Participant’s termination shall be for “Cause” if termination results due to (A) the Participant’s willfully engaging in conduct with regard to the Company which is materially injurious to the Company, monetarily or otherwise, including but not limited to fraud or embezzlement by the Participant; (B) the Participant’s conviction (or entering in a plea bargain admitting guilt) of any felony (other than minor traffic violations); or (C) any other reason giving the Company or the Affiliate the right to terminate the employment or service agreement for cause under Applicable Laws governing such agreement. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.
(h)    A Change of Control shall (except as may be otherwise provided in an individual Award Agreement or as may be otherwise required, if at all, pursuant to Code Section 409A) be deemed to have occurred on the earliest of the following dates:
(i)    The date any entity or person, other than the Company or a Subsidiary, shall have become the beneficial owner of one or more classes of stock of the Company representing two-thirds (2/3) or more of the total voting power of the Shares or other then outstanding voting securities; or
(ii)    The date of consummation of any merger, consolidation or reorganization of the Company, other than a merger, consolidation or reorganization which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into the voting securities of the surviving entity) more than 50% of the combined voting securities of the Company or such surviving entity outstanding immediately after such merger, consolidation or reorganization; or

(iii)    The date of the consummation of the liquidation, dissolution, sale or other disposition of all or substantially all the assets of the Company.
(For the purposes herein, the term “person” shall mean any individual, Company, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)
Notwithstanding the preceding provisions of Section 1(h), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company, (B) a change in effective control of the Company, or (C) a change in the ownership of a substantial portion of the assets of the Company.
The Administrator shall have full and final authority, in its discretion, to determine whether a Change of Control of the Company has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.
(i)    Code means the U.S. Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.
(j)    Committee means a committee of the Board which may be appointed to administer the Plan in whole or in part.
(k)    Company means Eco Convergence Group AS, a Norwegian limited company, together with any successor thereto.
(l)    Disability shall, except as may be otherwise determined by the Administrator or required under Code Section 409A, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not define disability), "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.
(m)    Effective Date means the effective date of the Plan, as provided in Section 4.
(n)    Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account any Code Section 409A considerations, if applicable, and any considerations under any other applicable law); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) or any other applicable laws (or any successor provision related thereto).
(o)    Exchange Act means the U.S. Securities Exchange Act of 1934, as amended.
(p)    Fair Market Value per Share shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the Shares are listed for trading on the Oslo Stock Exchange, either on Oslo Børs or on Oslo Axess, the Fair Market Value shall be the closing sales price per share of the Shares on the Oslo Stock Exchange on the date an Option is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, unless the principal stock exchange on which the Shares are listed for trading is a stock exchange other than the Oslo Stock Exchange, in which case the valuation method as described herein for the Oslo Stock Exchange shall apply with respect to such other stock exchange; and, provided further, if the Shares are not listed for trading on the Oslo Stock Exchange or another stock exchange, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date of grant or other valuation date as reported on the OTC Bulletin Board service, Pink OTC Markets Inc. (commonly known as the “pink sheets”), the Norwegian OTC list or by a comparable inter-dealer quotation service; or (B) if the Shares are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.
(q)    Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.
(r)    Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.
(s)    NQO Award means any Nonqualified Option granted.
(t)    Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of Shares at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or Award Agreement or established by the Administrator.
(u)    Option Period means the term of an Option, as provided in Section 7(d).
(v)    Option Price means the price at which an Option may be exercised, as provided in Section 7(b).
(w)    Parent means, solely with respect to the grant of Incentive Options, a “parent company” whether now or hereafter existing, as defined in Code Section 424(e), and for all other purposes, a “parent company” whether now or hereafter existing, as defined in Code Section 424(e) or by the Norwegian limited companies act, as applicable.
(x)    Participant means any person or affiliated company who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.
(y)    Plan means the Eco Convergence Group AS 2018 Stock Option Plan, as it may be hereafter amended and/or restated.
(z)    N/A.
(aa)    Securities Act means the U.S. Securities Act of 1933, as amended.
(bb)    Shares means shares of the common stock of Eco Convergence Group AS, or any successor securities thereto.
(cc)    Subsidiary means, solely with respect to the grant of Incentive Options, a “subsidiary” whether now or hereafter existing, as defined in Code Section 424(f), and for all other purposes, a “subsidiary” whether now or hereafter existing, as defined in Code Section 424(f) or by the Norwegian limited companies act, as applicable.
(dd)    Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator in its discretion.
2.    Purpose
The purpose of the Plan is to encourage and enable selected Employees, members of the Board and eligible consultants of the Company and its Affiliates to acquire or to increase their holdings of Shares and other equity-based interests in the Company in order to promote a closer identification of their interests with those of the Company and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Company. This purpose will be carried out through the grant to selected Participants of Awards in the form of Options, which may be in the form of Incentive Options and/or Nonqualified Options.

3.    Administration of the Plan
(a)    The Plan shall be administered by the Board of Directors of the Company or, upon its delegation, by the Committee.
(b)    Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of Shares, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of the Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, (i) the Administrator shall also have authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise or vesting of an Award (in each case, taking into account any Code Section 409A considerations and any considerations under any other applicable law). The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any Shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, in accordance with Applicable Law, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Company’s governing instruments and/or pursuant to Applicable Law.
4.    Effective Date
The Effective Date of the Plan shall be June [  ], 2018, the date of the adoption of the Plan by the Board. Awards may be granted under the Plan on and after the Effective Date, Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 10(a)) shall continue in accordance with their terms, unless otherwise determined by the Administrator or provided in an Award Agreement.
5.    Shares Subject to the Plan; Award Limitations
(a)    Shares Subject to the Plan: Subject to adjustments as provided in Section 5(b), the maximum number of Shares that may be issued pursuant to the Plan shall not exceed 5 % of the total outstanding Shares as of June [  ], 2018 (i.e. 2,683,659 Shares) (the “Share Reserve”). Subject to adjustments as provided in Section 5(b), the maximum number of Shares that may be issued as a result of the exercise of Incentive Options shall not exceed 5 % of the total outstanding Shares as of June [  ], 2018 (i.e. 2,683,659 Shares). In no event shall any Incentive Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.
(b)    Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding Shares because of a merger, consolidation or reorganization involving the Company, or if the Board of Directors of the Company declares a stock dividend, stock split distributable in Shares or reverse stock split, combination or reclassification of the Shares, or if there is a similar change in the capital stock structure of the Company affecting the Shares (excluding conversion of convertible securities by the Company and/or the exercise of options or warrants by their holders), then the number of Shares reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities (including but not limited to the issuance of other options or other derivative securities, warrants, additional Shares or classes of Shares, preferred stock and/or other convertible securities).
6.    Eligibility
An Award may be granted to the following:
(a)    The individual is an Employee of the Company or an Affiliate;
With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Shares, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).
With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent deemed applicable, the federal securities laws registration provisions, Code Section 424(a) and Code Section 409A).
The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).
(b)    The individual is a Board member of the Company or an Affiliate;
(c)    The individual or affiliate company has delivered services as a Consultant or independent advisor to the Company or an Affiliate.
7.    Options
(a)    Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option.
(b)    Option Price: The Option Price per Share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price shall be no less than 100% of the Fair Market Value per Share as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(a) herein); and (ii) in no event shall the Option Price per share of any Option be less than the par value per Share. The Administrator may, in its discretion, grant Options with an Option Price greater than the Fair Market Value per Share. Notwithstanding the foregoing, the Administrator also may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value of the Shares on the date of grant if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and Code Section 424(a) or other applicable law).
(c)    Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such other date as may be established by the Administrator in accordance with Applicable Laws.
(d)    Option Period and Limitations on the Right to Exercise Option; Consideration Payable upon Exercise; Post-Termination Exercise Rights:
(i)    The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(a) herein). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.
(ii)    An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of Shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, payment may also be made by such other payment methods as may be approved by the Administrator (subject to such terms and conditions as may be established by the Administrator) and which are acceptable under Applicable Laws.
(iii)    Notwithstanding the provisions of Section 7(d)(ii) herein, and without in any way limiting the authority of the Administrator to provide for cash settlement of awards under Section 11 herein, in lieu of issuing Shares upon the Participant’s exercise of all or part of an Option, the Company may, in the Administrator’s sole discretion, elect to pay the Participant in cash an amount equal to (and not in excess of) the difference between the Fair Market Value per Share on the date of exercise and the Option Price, multiplied by the number of Shares for which the Option was exercised. Any such cash payment shall be made as soon as practicable and in a manner that would not constitute a deferral of compensation under Code Section 409A.
(iv)    The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service. The Administrator also shall have authority, in its sole discretion (taking into account any Code Section 409A considerations and any considerations under any other applicable law), to accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable, extend the period during which an Option may be exercised, modify the other terms and conditions of exercise, or any combination of the foregoing.
(e)    Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2), any other applicable laws, or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator, in its discretion, in a manner consistent with the registration provisions of Applicable Laws. Except as may be permitted by the preceding sentences, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
(f)    Notice of Disposition: If Shares acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such Shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.
(g)    Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to Shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of Shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for Shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options.
8.    Change of Control
The Administrator shall (taking into account any Code Section 409A considerations and any considerations under any other applicable law) have sole discretion to determine at any time the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award (in whole or in part), in the event of a Change of Control. Without limiting the effect of the foregoing, the Administrator’s discretion shall include, but shall in no way be limited to, the discretion to determine that (i) an Award shall vest, be earned and/or become exercisable upon a Change of Control, (ii) vesting, earning and/or exercisability of an Award shall accelerate upon a Change of Control, (iii) exercise of an Award must occur, if at all, within time period(s) specified by the Administrator, after which time period(s) the Award shall, unless the Administrator determines otherwise, terminate, (iv) an Award shall be assumed or substituted for another award, (v) an Award shall be cancelled without the payment of consideration, (vi) an Award shall be cancelled in exchange for a cash payment or other consideration in an amount determined by the Administrator, and/or (vii) other actions (or no action) shall be taken with respect to the Award. The Administrator also has discretion to determine that acceleration or any other effect of a Change of Control on an Award shall be subject to both the occurrence of a Change of Control event and termination of employment or service of the Participant. Any such determinations of the Administrator may be, but shall not be required to be, stated in an individual Award Agreement. Notwithstanding the foregoing provisions of Section 8, an individual Award Agreement may expressly specify the effect of a Change of Control on a Participant’s rights with respect to all or a portion of an Award (for example, by providing that vesting and/or exercisability of an Award shall be accelerated upon a Change of Control), in which case the terms of the individual Award Agreement shall control.
9.    Withholding and Payroll and similar Taxes
The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of Shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any other local, state, federal or foreign income tax obligations relating to such an Award, by electing (the “election”) to have the Company withhold Shares from the Shares to which the recipient is otherwise entitled. The number of Shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.
The Company may, at its discretion, in any Award Agreement include provisions pursuant to which the Participant shall be obliged to reimburse the Company or its Affiliates in cash the amount of any payroll or similar tax for which the Company or its Affiliate, as the case may be, becomes liable by reason of or in connection with the any Option exercise under that Award Agreement. The provisions of the above paragraph shall apply mutatis mutandis if the Administrator decides that the Company shall exercise its rights hereunder.
10.    Amendment and Termination of the Plan and Awards
(a)    Amendment and Termination of Plan: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by Applicable Law.
(b)    Amendment and Termination of Awards: The Administrator may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration, suspension or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.
(c)    Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 10(a) and Section 10(b) herein, the following provisions shall apply:
(i)    The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without stockholder approval, unless such stockholder approval is required by Applicable Law) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and U.S. federal securities laws).
(ii)    The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.
11.    Cash Settlement
Notwithstanding any other provision of the Plan, an Award or an Award Agreement to the contrary (and without in any way limiting the authority of the Administrator under Section 7(d)(iii) herein), the Administrator shall have unilateral discretion at any time to cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award. Without in any way limiting the authority of the Administrator described in the preceding sentence, in the case of Options, the Administrator may determine that (a) the difference between the Fair Market Value per Share at the time of cancellation (or as of such other date determined by the Administrator) and the Option Price or Base Price, as the case may be, shall constitute an equivalent cash value, and (b) if the calculation described in Section 11 herein does not result in a positive number, the Option, as the case may be, may be canceled for no consideration.
12.    Restrictions on Awards and Shares
(a)    General: As a condition to the issuance and delivery of Shares hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase or repurchase of Shares, voting agreement or such other agreements and any other employment agreements, consulting agreements, noncompetition agreements, confidentiality agreements, non-solicitation agreements or other similar agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of Shares issued under the Plan shall be permitted to transfer such Shares only if such transfer is in accordance with the Plan, the Award Agreement and any other applicable agreements and Applicable Law. The acquisition of Shares under the Plan by a Participant or any other holder of Shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such Shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.
(b)    Compliance with Applicable Laws, Rules and Regulations: The Company may impose such restrictions on Awards, Shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under applicable securities laws and the requirements of any stock exchange or similar organization applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer Shares under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws. The Company will be under no obligation to issue any prospectus, to register Shares or other securities with the U.S. Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any applicable securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any Shares issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

13.    Award Agreement
The grant of any Award under the Plan shall be evidenced by the execution of an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and any may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to Shares subject to an Award, as may be established by the Administrator.
14.    No Right or Obligation of Continued Employment or Service
Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon a Participant any right to continue in the employment or service of the Company or an Affiliate as an Employee or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service.
15.    Compliance with Code Section 409A
Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of Shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions to any Participant who is a "specified employee" (as defined under Code Section 409A) upon a separation from service may only be made on a date that is more than six months after the date of separation from service (or, if earlier than the end of the six-month period, the date of death of the specified employee) or as otherwise permitted under Code Section 409A. Without in any way limiting the effect of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, its Affiliates, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.
16.    Unfunded Plan; No Effect on Other Compensation and Benefit Plans
(a)    The Plan shall be unfunded, and neither the Company nor any Affiliate shall be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company or any Affiliate and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.
(b)    The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.
(c)    The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

17.    Governing Law; Arbitration
In the event of any dispute or controversy between the Company and a Participant or other person regarding the Plan, an Award or an Award Agreement, the parties thereto shall attempt to resolve any such dispute.  If they are unable to do so, the dispute shall be governed by Norwegian law with Oslo tingrett as lawful venue, unless the parties agree otherwise.
18.    Stockholder Approval
The Plan is subject to approval by the stockholders of the Company, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such stockholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such stockholders on or before such date.
19.    Effect of Certain Changes in Status
Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations and any considerations under any other applicable law), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting and/or exercisability of Awards) granted to a Participant if the Participant’s status as an Employee changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment occur.
20.    Beneficiary Designation
The Administrator may in its discretion permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.
21.    Dividends and Dividend Equivalents Rights
The Administrator may in its discretion provide that Awards granted under the Plan earn dividends or dividend equivalent rights. Such dividends or dividend equivalent rights may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalent rights may be subject to such restrictions and conditions as the Administrator may establish. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalent rights are in compliance with Code Section 409A.
22.    Gender and Number
Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.
23.    Successors and Assigns
The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.
24.    Severability
If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
25.    Rules of Construction
Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.
26.    Right of Offset
Notwithstanding any other provision of the Plan or an Award Agreement, the Company may (subject to any Code Section 409A considerations and any considerations under any other applicable law) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.
27.    Rights as a Stockholder
Except as otherwise determined by the Administrator, a Participant and his legal representatives, legatees or distributees shall not be deemed to be the holder of any Shares subject to an Award and shall not have any rights of a stockholder unless and until such Shares have been issued and delivered to him or them under the Plan. Shares acquired upon exercise of an Option shall without undue delay be issued and distributed to the Participant or his beneficiary as soon as practicable following receipt of notice of exercise and, payment of the Option Price, and allowing the Company reasonable time to resolve and register the share capital increase pertaining to the issue of the Shares and to register the new Shares in the shareholder register of the Company in accordance with Norwegian statutory law. In order to make the exercise process as effective as possible, the Administrator may at his sole discretion decide that Options may only be exercised and shares issued on fixed quarterly dates and/or intervals.
28.    Fractional Shares
Except as otherwise provided in an Award Agreement or determined by the Administrator, (a) the total number of Shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (b) no fractional Shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.
29.    Income and Other Taxes
Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Code Section 409A), the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes, and the Company does not make any representations regarding the tax consequences related to any Award.
IN WITNESS WHEREOF, this Eco Convergence Group AS 2018 Stock Option Plan, is, by the authority of the Board of Directors of the Company, executed in behalf of the Company, effective as of       .

Eco Convergence Group AS

By:
Printed Name:
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